EXHIBIT 99.1

                         Certification of Versata, Inc.
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-Q for the quarter ended July 31, 2002

         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Versata, Inc., a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  September 13, 2002           By: /s/ EUGENE WONG
                                    --------------------
                                    Eugene Wong
                                    Interim Chief Executive Officer and Director